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                                                                      EXHIBIT 23

                                 TO FORM 10-K

                           UMB FINANCIAL CORPORATION
                         INDEPENDENT AUDITOR'S CONSENT


     We consent to the incorporation by reference in the Registration Statement No. 33-58312 on Form S-8 of UMB Financial Corporation and Subsidiaries of our report dated January 20, 2000, included in this Annual Report on Form 10-K of UMB Financial Corporation and Subsidiaries for the year ended December 31, 1999.


/s/ DELOITTE & TOUCHE LLP

Kansas City, Missouri
March 29, 2000